                                                                     EXHIBIT 4.2


                 [GRAPHIC -- SPECIMEN COMMON STOCK CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM   - as tenants in common             UNIF GIFT MIN ACT - _________ Custodian ___________
     TEN ENT   - as tenants by the entireties                          (Cust.)              (Minor)
     JT TEN    - as joint tenants with right of              Under Uniform Gifts to Minors
                 survivorship and not as tenants             Act ___________________
                 in common                                             (State)
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     Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

          ______________________________________________________________________
          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




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
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     AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR DAVID SOKOLOFF: 215-830-7197
         680 BLAIR MILL ROAD                                   PROOF OF FEBRUARY 2, 1999
          HORSHAM, PA 73044                                      INTRACEL CORPORATION
           (215) 687-3480                                             H 60665 bk
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   SALES:  L TOGIJA:  212-593-8700                         OPERATOR:                JW
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/NET/BANKNOTE/HOME 12/INTRACEL 60646                                      NEW
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